CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

Supplement dated August 13, 2026, to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2026

The Prospectus section for the City National Rochdale Government Money Market Fund titled “Portfolio Managers” on page 6 is replaced in its entirety with the following:

PORTFOLIO MANAGER

Charles Luke, Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager for the Government Money Fund since 2021.

The Prospectus section titled “Management of the Funds – Sub-Advisers and Portfolio Managers – Government Money Fund” on page 37 is replaced in its entirety with the following:

Charles Luke is the portfolio manager for the Government Money Fund.

Charles Luke is the Chief Investment Officer of the Adviser. Mr. Luke joined the Adviser in 2018 and brings over 20 years of experience in the investment management industry. In 2024, Charles was named CIO of the firm where he will work to continue refining and expanding the Adviser’s investment platform and wealth management solutions. Preceding his appointment as CIO, Mr. Luke led the Taxable Fixed Income Investment Team with responsibilities covering investment oversight, positioning, and performance of over $29 billion in broad market fixed income strategies. In addition to his supervisory duties, he serves as a voting member of the Investment Strategy Committee helping to craft the firm’s macro-economic outlook and contributing to global asset allocation recommendations and portfolio implementation. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and is a Chartered Financial Analyst®.

The subsection titled “Government Money Fund” on pg. 77 of the SAI under the section titled “Portfolio Managers” is replaced in its entirety with the following:

Government Money Fund

The individual with primary responsibility for managing the Government Money Fund is Charles Luke.

Mr. Luke manages the following accounts (including the Government Money Fund and Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$10,313.31	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Luke does not own any shares of the Government Money Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.